ELECTRIC & GAS TECHNOLOGY, INC.
                                  13636 Neutron Road
                               Dallas, Texas 75244-4410
                                     972-934-8797

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                    APRIL 9, 1999
                                      __________

          To the Stockholders:

               The Annual Meeting of the Stockholders of Electric & Gas Technology, Inc. (the Company or ELGT) will be held on Friday, April 9, 1999, at 4:30 p.m. CDST, at the Renaissance Dallas North Hotel, 4099 Valley View Lane, Dallas, Texas 75244, for the following purposes:

                    To elect six directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

                    To consider and act upon a proposal to ratify the appointment of independent public accountants for fiscal 1999.

                    To transact such other business as may
                    properly come before the meeting and all adjournments thereof.

               Only stockholders of record at the close of business on February 26, 1999, will be entitled to notice of, and to vote at, said meeting. The stock transfer books will not be closed. A complete list of stockholders entitled to vote at the meeting will be available for inspection at the meeting.

               All stockholders are cordially invited to attend the meeting in person; however, to assure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage prepaid envelope. Any stockholder attending the meeting may vote in person even if a proxy has been submitted previously.

                                        By order of the Board of Directors

                                        Marie W. Pazol, Secretary

               PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                           ELECTRIC & GAS TECHNOLOGY, INC.
                                  13636 Neutron Road
                               Dallas, Texas 75244-4410
                                     972-934-8797

                                                          February 26, 1999
                                   PROXY STATEMENT
                                     ___________

               This proxy statement is furnished to stockholders of Electric & Gas Technology, Inc. in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the Renaissance Dallas North Hotel, 4099 Valley View Lane, Dallas, Texas 75244, on Friday, April 9, 1999, at 4:30p.m. CDST, and all adjournments thereof. The Company's Annual Report for its fiscal year ended July 31, 1998, including financial statements, and this proxy statement and form of proxy/voting instruction card ("proxy card" or "proxy") are being mailed to the stockholders commencing March 3, 1999.

                                        VOTING

               Only stockholders of record at the close of business on February 26, 1999 are entitled to notice of, and to vote at, the meeting. At that date, there were outstanding 8,157,624 shares of Common Stock, $.01 par value and 90,000 shares of 7% Convertible Preferred Stock (Series A), $10.00 par value of ELGT. Each share is entitled to one vote.

               Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by (1) giving notice to ELGT of such revocation; (2) voting in person at the meeting; or (3) executing and delivering a proxy bearing a later date.

               All properly executed proxies not revoked will be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions specified in the form of proxy will be voted in favor of management's nominees to the Board of Directors and ratification of Jackson & Rhodes P.C. as the Company's auditors. If any other matters are brought before the meeting and submitted to a vote, all proxies will be voted in accordance with the judgement of the persons voting the proxies. A stockholder who has executed and returned a proxy may revoke it at any time before it is voted, but only by executing and returning a proxy bearing a later date, by giving written notice or revocation to the Secretary of the Company, or by attending the meeting and voting in person. Only votes cast in person or by proxy will be counted at the meeting. Abstentions will be reflected in the minutes of the meeting.

                               EXPENSES OF SOLICITATION

               The cost of soliciting proxies will be paid by the Company. Solicitation of proxies may be accomplished by use of mail, telephone or telegraph by the directors, officers or regular employees of ELGT. The Company may request persons holding stock in their name for others, or in the names of nominees for others, to obtain proxies from their principals and the Company will reimburse such persons for their expenses in so doing. The cost involving postage, telephone, legal, accounting, printing and stock transfer requirements, for the solicitation of proxies is estimated to be no greater than $10,000.

                              1.  ELECTION OF DIRECTORS

               The By-laws of the Company provide that the number of Directors to be elected at any meeting of stockholders shall be determined by the Board of Directors. The Board has determined that six directors of which two are non-management nominees shall be elected at the Annual Meeting.

               The following six (6) persons are nominees for re-election as Directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless authority to vote at the election of Directors is withheld, it is the intention of the persons named in the enclosed form of Proxy to nominate and vote for the persons named. The following sets forth the names of the nominees and related information:

               Name of                                                 Director
               Nominee             Age      Principal occupation         Since

             S. Mort Zimmerman*     71    President and Chief Executive    1985
                                          Officer of the Company

             Daniel A. Zimmerman*   38    Senior Vice President of the     1989
                                          Company

             Edmund W. Bailey       56    Vice President and Chief         1994
                                          Financial Officer of the Company

             Fred M. Updegraff      64    Vice President and Treasurer     1987
                                          of the Company

             James J. Ling          76    Chairman and CEO Empiric Energy, 1996
                                          Inc. and President, Hill
                                          Investors, Inc.

             Dick T. Bobbitt        74    Consultant                       1996

               * S. Mort Zimmerman and Daniel A. Zimmerman are father and son.

               S. Mort Zimmerman:   Mr. Zimmerman is Chairman of the Board,
          President and Chief Executive Officer of the Company since its formation in March 1985.

               After attending Georgia Institute of Technology and Oglethorpe, Mr. Zimmerman graduated in 1958 with a Bachelor of Science in Electrical Engineering from Pacific International University. He established the first electronics subsidiary for the predecessor corporation of LTV Corporation which was formed to market a low cost television camera invented by Zimmerman and for which he was awarded a United States Patent in 1958. Prior to 1963 he participated in the engineering and installation of 18 television stations.

               In 1965 Mr. Zimmerman formed the first "one-bank holding company" of its kind in the United States and which later served as a model from which many bank holding companies were formed.
          He served as Chairman of the Board of four individual banking institutions, three of which were located in Florida (Springs National of Tampa, Metropolitan of Miami and Mercantile National of Miami Beach) and New York City (Underwriters Trust). After obtaining a public underwriting these banks were sold to others. In 1967 Intercontinental Industries, Inc. was organized and Mr. Zimmerman served as its Chairman and Chief Executive Officer. This diversified holding company was primarily engaged in the operations of Intercontinental Manufacturing Company, a weapons manufacturer that was later sold. Through his research and development in the field of video X-ray and imaging, Mr. Zimmerman caused the organization of Video Science Technology, Inc. in 1981 to exploit the inventions for which he was awarded two U. S. Patents. Patents awarded include: Television Camera-Video Amplifier and Blanking Circuits-1958, Electronic Thermometer-1963, Video-X-Ray Imaging System and Method-1977, Video System and Method for Presentation and Reproduction of X-Ray Film Images-1977, Electromagnetic Radio Frequency Excited Explosion Proof Lighting Method and System-1986, and Laser Display of an Electronically Generated Image Signal-1987. Recently, Mr. Zimmerman participated as a co-inventor on new Electronic Refrigeration technology to which patents are pending.

               Daniel A. Zimmerman:     Mr. Zimmerman was elected Senior
          Vice President in 1991 and was re-elected as a Director of the Company in 1990 (Mr. Zimmerman served as a director from March, 1985 to January, 1988). Mr. Zimmerman is presently serving as President and Director of Reynolds. He received his Liberal Arts Degree from Austin College in Sherman, Texas in May, 1982.

               Edmund W. Bailey, CPA:    Mr. Bailey has served as Vice
          President and Chief Financial Officer of the Company since March, 1992. He was elected a member of the Board of Directors May 1994. From January 1989 to March, 1992, Mr. Bailey was a shareholder in the public accounting firm of Jackson & Rhodes P.C., Dallas, Texas. From August, 1987 to December, 1988, Mr. Bailey served as Vice President and Chief Financial Officer of Southern Foods Group, Inc., an independent milk producer. From May, 1986 to July, 1987, he was with the public accounting firm of Pannell Kerr Foster, Dallas, Texas. Prior experience included 16 years in public accounting with Fox & Company and Arthur

          Young & Company (now Ernst & Young). Mr. Bailey earned a B.S. degrees in Business from Monmouth College, West Long Branch, New Jersey, and an M.B.A. degree from Southern Methodist University, Dallas, Texas. Mr. Bailey is licensed in the State of Texas as a Certified Public Accountant.

               Fred M. Updegraff:   Mr. Updegraff has served as Vice
          President and Treasurer of the Company since 1985. He was elected Treasurer and a member of the Board of Directors in May, 1987. Mr. Updegraff is also Vice President, Controller and Director of DOL Resources which files reports under Section 13 of
          the Securities Act of 1934.   From 1976 to 1981, he was Vice
          President of a manufacturing company engaged in the manufacture of brass valves for the plumbing industry. Mr. Updegraff graduated from Emporia State University with Bachelor Degrees in Business Administration and Education.


               James J. Ling:   Mr. Ling is co-founder, chairman and chief
          executive officer of Empiric Energy, Inc. since November 1992. Mr. Ling founded Ling Electronics in 1955 and through a series of mergers and acquisitions which includes, Temco Aircraft Corporation, Chance-Vought, The Wilson Company, Braniff Airlines, Jones & Laughlin and National Car Rental, guided the conglomerate Ling-Temco-Vought (LTV) to a position among the largest companies in the Nation with annual sales of $3.2 billion. Mr. Ling resigned in 1971. Since 1985, Mr. Ling has been President of Hill Investors, Inc., a company organized to hold oil and gas investments and which also offers business consulting services.

               Dick T. Bobbitt:   Mr. Bobbitt has been president of VEC
          Technology, Inc. (VEC) since August 1991. VEC is a consulting firm involved in research and development of new products. Mr. Bobbitt was one of the founders of American Technological University and served as Chairman of the Board from 1973 to 1979. Prior years were spent with RCA Corporation and Random House Publishing Co.

                       THE BOARD OF DIRECTORS AND ITS COMMITTEE

               The Board of Directors of the Company held Two meetings during the fiscal year ended July 31, 1998. The all incumbent directors attended all such meetings.

               The Company's Audit Committee consist of the two outside directors, Mr. James J. Ling (Chairman) and Mr. Dick T. Bobbitt and Mr. Edmund W. Bailey. The Audit Committee held one meetings during fiscal 1998. The Audit Committee recommends to the Board of Directors the independent public accountants and reviews the scope of the audit and the actual audit performed by them. It is responsible for insuring that the financial statements present fairly the financial condition of the Company.

            There are no other standing committees.

                          2. RATIFICATION OF APPOINTMENT OF
                            INDEPENDENT PUBLIC ACCOUNTANTS

               The Board of Directors, upon recommendation from the Audit Committee, has appointed Jackson & Rhodes P.C. as independent public accountants of the Company with respect to its operations for the fiscal year ended July 31, 1999, subject to ratification by the holders of Common Stock of the Company. Jackson & Rhodes P.C. has served the Company in this capacity since its original retention for the fiscal year ended July 31, 1991. A representative of the firm will be available at the Annual Meeting to answer appropriate questions of stockholders.

                                  SECURITY OWNERSHIP

               The following table sets forth information regarding the number of shares of Common Stock beneficially owned by the executive officers and directors of the Company and shareholders of the Company known to the Company to be the beneficial owners of more than five (5%) percent of its Common Stock at February 26, 1999:

                                        Amount and Nature of       Percent of
          Name and Address                Beneficial Owner             Class

          S. Mort Zimmerman               833,545 (1)                  9.70%
          Chairman of the
          Board & President
          13636 Neutron Road
          Dallas, Texas  75244-4410

          Daniel A. Zimmerman(5)          397,381 (2)                  4.63%
          Sr. Vice President
          and Director
          13636 Neutron Road
          Dallas, Texas  75244-4410

          Edmund W. Bailey                 79,471 (3)                     *
          Vice President, Chief Financial
          Officer and Director
          13636 Neutron Road
          Dallas, Texas  75244-4410

          Fred M. Updegraff                99,574 (4)                  1.16%
          Vice President
          Treasurer & Director
          13636 Neutron Road
          Dallas, Texas  75244-4410

                                        Amount and Nature of       Percent of
          Name and Address                Beneficial owner            Class

          James J. Ling                    10,000 (5)                     *
          Director
          13636 Neutron Road
          Dallas, Texas  75244-4410

          Dick T. Bobbitt                  18,500 (6)                     *
          Director
          13636 Neutron Road
          Dallas, Texas  75244-4410

          All Officers &
          Directors, as a
          Group                         1,468,082                     17.09%

           *   Less than 1%

          (1) Includes (i) 212,000 shares subject to options owned by Mr. S. Mort Zimmerman; (ii) 82,888 shares of the 828,878 shares owned beneficially and of record by Trans-Exchange Corporation, in which Mr. S. Mort Zimmerman has a 10% beneficial interest; and (iii) 31,429 shares owned by Glauber Management Company, a firm 42% owned by Mr. S. Mort Zimmerman and in which he effectively controls the voting of the Company's stock owned by such firm. Mr. S. Mort Zimmerman disclaims any beneficial interest in the shares owned by his wife's estate and their adult children.

          (2)  Includes 31,667 shares subject to options owned by Mr.
          Zimmerman.

          (3)  Includes 36,666 shares subject to options owned by Mr.
          Bailey.

          (4)  Includes 31,666 shares subject to options owned by Mr.
          Updegraff.

          (5)  10,000 shares subject to a option owned by Mr. Ling.

          (6)  Includes 12,000 shares subject to options owned by Mr.
          Bobbitt.

          (7) S. Mort Zimmerman and Daniel A. Zimmerman are father and son.

                                EXECUTIVE COMPENSATION

               The following table sets forth all compensation paid by the Company for services rendered during its last three fiscal years to S. Mort Zimmerman, the Company's Chief Executive Officer. S. Mort Zimmerman, Fred M. Updegraff, Daniel A. Zimmerman and Edmund
          W. Bailey, Directors, each participated in the actions of the Board setting the compensation amounts paid to S. Mort Zimmerman. No specific criteria was used except an evaluation by the Board that his salary be comparable to the compensation paid to chief executive officers of other public companies similar in size and revenues to the Company.


          Summary Compensation Table

                                        Annual Compensation
                                                                      Other
                                                                      Annual
Name and Principal Position  Year       Salary         Bonus      Compensation

S. Mort Zimmerman            1998      $241,600(a)    $30,000(b)    $     -

Daniel A. Zimmerman          1998      $101,500       $20,000(b)    $     -

Edmund W. Bailey             1998      $ 97,975       $20,000(b)    $     -

                                     Long Term Compensation
                            Awards                      Payouts
                    Restricted    Number of Shares     Long Term
                      Stock          Covered By     Incentive Plan
                      Awards        Option Grant        Payout      All Other
Continued:

S. Mort Zimmerman        -             212,000               -      $     -

Daniel A. Zimmerman      -              31,667               -      $11,495(d)

Edmund W. Bailey         -              36,666               -      $ 1,260(c)

                                        Annual Compensation
                                                                      Other
                                                                      Annual
Name and Principal Position  Year       Salary         Bonus      Compensation

S. Mort Zimmerman            1997      $239,760(a)    $333,400(b)   $     -

Daniel A. Zimmerman          1997      $ 97,596       $ 59,802(b)   $     -

Edmund W. Bailey             1997      $108,000       $ 59,802(b)   $     -

                                     Long Term Compensation
                            Awards                      Payouts
                    Restricted    Number of Shares     Long Term
                      Stock          Covered By     Incentive Plan
                      Awards        Option Grant        Payout      All Other
Continued:

S. Mort Zimmerman        -             212,000               -      $     -

Daniel A. Zimmerman      -              31,667               -      $19,629(d)

Edmund W. Bailey         -              36,666               -      $ 2,160(c)

                                        Annual Compensation
                                                                      Other
                                                                      Annual
Name and Principal Position  Year       Salary         Bonus      Compensation

S. Mort Zimmerman            1996      $219,400(a)    $ 14,166(b)   $     -

                                     Long Term Compensation
                            Awards                      Payouts
                    Restricted    Number of Shares     Long Term
                      Stock          Covered By     Incentive Plan
                      Awards        Option Grant        Payout      All Other
Continued:

S. Mort Zimmerman        -             232,000               -      $     -

   S. Mort Zimmerman-President and Chairman of the Board.
   Daniel A. Zimmerman-Senior Vice President.
   Edmund W. Bailey-Vice President and Chief Financial Officer.

   (a) A portion of the payments were made to an affiliate of S. Mort Zimmerman and includes accrued and unpaid compensation of $75,000 for fiscal year 1998, 1997 and 1996, respectively.
   (b) Includes cash and bonus shares of Common Stock valued at $1.00, $1.69 and $1.25 per share in 1998, 1997 and 1996, respectively.
   (c) Company match of 401 (K) employee contributions.
   (d) Company match of 401 (K) employee contributions and expense allowances.

               1998 Stock Option Grants

          NONE

               Aggregate Option Exercises and Year-end Option Values

               Set forth below are the number of shares covered by exercisable and unexercisable options held on July 31, 1998 and the aggregate gains that would have been realized had these options been exercised on July 31, 1998, even though these options were not exercised, and the unexercisable options could not have been exercised, on July 31, 1998.

                                    Number of Shares             Value of Unexercised
                                 Covered by Unexercised               In-The-Money
                                   Options on 7/31/98             Options as of 7/31/98
          Name                Exercisable   Unexercisable    Exercisable(a)   Unexercisable

          S. Mort Zimmerman    32,000 (a)      180,000             -0-           $210,600
          Daniel A. Zimmerman   6,667 (a)       25,000             -0-            $30,500
          Edmund W. Bailey      6,666 (a)       30,000             -0-            $36,600

          (a) Market value of shares covered by in-the-money options on July 31, 1998 less option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

          Performance Graph

               The following line graph compares (A) the yearly percentage change in the Company's cumulative total shareholder return on Common Stock, measured by dividing (i) the difference between the Company's share price at the end and beginning of each year by
          (ii) the share price at the beginning of each year with (B) the NASDAQ Stock Market - US Index and the NASDAQ Non-financial Index.


                                            Cumulative Total Return
          YEAR                           7/93 7/94 7/95 7/96 7/97 7/98

          ELECTRIC & GAS TECHNOLOGY, INC. 100   27   40   19   27   29

          NASDAQ STOCK MARKET (U.S.)      100  103  145  157  232  274

          NASDAQ NON-FINANCIAL            100  101  145  154  224  262

                             FILINGS UNDER SECTION 16(A)

               Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulation to furnish the Company with copies of all section 16(a) forms they file. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

               Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during the 1998 fiscal year all filing requirements applicable to its officers and directors were complied with.

                                FINANCIAL INFORMATION

               Fiscal year ended July 31, 1998 Annual Report and Form 10K of the Company accompanies this proxy statement.

                          DEADLINE FOR STOCKHOLDER PROPOSALS

               Proposals of stockholders intended to be presented at the annual meeting of the Company scheduled for March 2000 must be received by the Company not later than November 1, 1999 for inclusion in its proxy statement and form of proxy relating to that meeting.

                                    OTHER MATTERS

               As of the date of this Proxy Statement, the Board of Directors is aware of no other matters, other than those described herein, to be brought before the meeting. If any other matter should come before the meeting, the persons named in the enclosed form of Proxy or their substitutes will vote with respect to such matters in accordance with their best judgement.



                            Marie W. Pazol, Secretary

          Dallas, Texas
          February 26, 1999

                           ELECTRIC & GAS TECHNOLOGY, INC.
                Proxy Solicited on Behalf of the Board of Directors of
           the Company for the Annual Meeting of Stockholders April 9, 1999

               The undersigned authorizes Fred M. Updegraff and Marie Pazol and each of them as the Proxy to vote the common stock owned by the undersigned upon the nominees for director, ratification of the appointment of independent public accountants (as described in the Proxy); and upon all other matters brought before the Annual Meeting of Stockholders of Electric & Gas Technology, Inc. and/or adjournment(s) thereof. Your shares cannot be voted by the Proxy Committee unless your Proxy is SIGNED, DATED and RETURNED timely.

               You are encouraged to specify your choices by marking same in the appropriate boxes, however, it is not necessary to mark any box if you wish to vote in accordance with the recommendations of the Board of Directors.

               THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR Items 1 and 2.

               Item 1    Election of Directors:
                    S. Mort Zimmerman
                    Daniel A. Zimmerman
                    Edmund W. Bailey
                    Fred M. Updegraff
                    James J. Ling
                    Dick T. Bobbitt

               Item 2 Ratification of Engagement of Independent Public Accountants-Jackson & Rhodes P.C.